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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the reference to our firm under the Caption "Experts" and to the use of our report, dated March 26, 1999 in the registration Statement on Form SB-2 and related prospectus of Able Energy, Inc. for the registration of 1,000,000 shares of common stock.

                       /s/ Simontacci & Company LLP
                       ----------------------------
                           Simontacci & Company LLP


April 15, 1999
Fairfield, New Jersey